Exhibit 10.1
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
SECURED TERM LOAN AGREEMENT
     This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SECURED TERM LOAN AGREEMENT (the “Amendment”) is made as of February 20, 2007, by and among Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio (“DDR”), DDR PR Ventures, LLC, S.E., a Delaware limited liability company (“DDR PR”; DDR and DDR PR together with any Qualified Borrower that issues a Qualified Borrower Note in accordance with the terms of the Loan Agreement (as hereinafter defined), collectively, the “Borrower”), KeyBank National Association, and the several banks, financial institutions and other entities from time to time parties to the Loan Agreement (the “Lenders”), and KeyBank National Association, not individually, but as “Administrative Agent”, Bank of America, N.A., not individually, but as “Syndication Agent”, and Eurohypo AG, New York Branch, ING Real Estate Finance (USA) LLC and Scotiabanc Inc., not individually, but as “Documentation Agents”, and one or more new or existing “Lenders” shown on the signature pages hereof
R E C I T A L S
     A. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and certain other Lenders entered into that certain First Amended and Restated Secured Term Loan Agreement dated as of June 29, 2006 (as modified and amended, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.
     B. Pursuant to the terms of the Loan Agreement, the Lenders initially agreed to provide Borrower with a secured term loan facility in an aggregate principal amount of up to $400,000,000.00. The Borrower, the Administrative Agent and the Lenders now desire to amend the Loan Agreement in order to, among other things (i) increase the Aggregate Commitment to $550,000,000.00; (ii) provide Borrower with the right to further increase the Aggregate Commitment to $800,000,000.00 upon satisfaction of certain conditions set forth in the Loan Agreement; (iii) extend the maturity date to February 20, 2011; (iv) reduce the interest rate of the Loans; and (v) admit The Bank of New York and Regions Bank (collectively, the “New Lenders”) as “Lenders” under the Loan Agreement.
     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
     1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
     2. From and after February 20, 2007 (the “Effective Date”), (i) the New Lenders shall be considered as “Lenders” under the Loan Agreement and the Loan Documents, and (ii) the Lenders shall each have a Commitment in the amount shown next to their respective signatures on the signature pages of this Amendment (such amounts to include any increases in the Commitments of the existing Lenders). The Borrower shall, on or before the Effective Date, execute and deliver to each of the Lenders a new or amended and restated Note in the amount of their respective Commitment.
     3. From and after the Effective Date, the Aggregate Commitment shall equal Five Hundred Fifty Million and No/100 Dollars ($550,000,000.00).
     4. The definition of “Maturity Date” set forth in Article I of the Loan Agreement is hereby modified and amended by deleting therefrom the date “June 28, 2008” and by inserting in lieu thereof the date “February 20, 2011.”
     5. The second to last paragraph set forth in Section 2.1 of the Loan Agreement is hereby modified and amended by deleting therefrom the amount “500,000,000” and by inserting in lieu thereof the amount “800,000,000”.
     6. Section 2.2 of the Loan Agreement is hereby modified and amended by deleting such Section in its entirety and by inserting in lieu thereof the following new Section 2.2:
“2.2 Final Principal Payment and Extension of Maturity Date. Any outstanding Borrowings and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date. Provided no Default or Unmatured Default has occurred and is continuing, Borrower shall have the option to extend the term of the Loan beyond the initial Maturity Date for one (1) successive term (an “Extension Option”) of one (1) year to the Payment Date occurring in February 20, 2012 by submitting a request for an extension to the Administrative Agent (an “Extension Request”) no more than 90 and no fewer than 30 days prior to the initial Maturity Date and upon payment to Lender of all reasonable costs incurred by Lender in connection with such extension, whether the extension actually occurs or not. Promptly upon receipt of an Extension Request, the Administrative Agent shall notify each Lender of the Extension Request. It shall be an additional condition precedent to the extension of the Maturity Date pursuant hereto that (a) the Borrower shall have paid to the Administrative Agent for the ratable benefit of the Lenders, on or before the initial Maturity Date a fee equal to 0.10% of the Aggregate Commitment and (b) the Borrower shall have executed and delivered to Administrative Agent a Compliance Certificate demonstrating compliance with all covenants set forth in Section 6.18(ix), (x) and (xi) and representations and warranties set forth in the Loan Documents after giving effect to such extension.”
     7. Section 2.4 of the Loan Agreement is hereby modified and amended by deleting therefrom the table of applicable debt ratings and Applicable Margins set forth therein and by inserting in lieu thereof the following new table of applicable debt ratings and Applicable Margins:

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		LIBOR	ABR
		Applicable	Applicable
S&P Rating	Moody’s Rating	Margin	Margin
A- or higher	A3 or higher	0.45%	(-0.125%)
BBB+	Baa1	0.525%	(-0.125%)
BBB	Baa2	0.70%	(-0.125%)
BBB-	Baa3	0.875%	(-0.125%)
Less than BBB-	Less than Baa3	1.20%	0.125%
     8. Clause (iv) of Section 8.2 of the Loan Agreement is hereby modified and amended by deleting therefrom the amount “500,000,000” and by inserting in lieu thereof the amount “800,000,000”.
     9. For purposes of Section 13.1 of the Loan Agreement (Giving Notice), the address(es) and facsimile number(s) for the New Lenders shall be as specified below their respective signature(s) on the signature pages of this Amendment.
     10. The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the Borrower has no offsets or claims against any of the Lenders and the representations and warranties contained in Article V of the Agreement, as modified and amended by this Amendment, are true and correct as of such date.
     11. As expressly modified as provided herein, the obligations of Borrower, Lenders and Administrative Agent under the Loan Agreement are hereby ratified and confirmed and the Loan Agreement shall continue in full force and effect.
     12. This Amendment shall be construed and enforced in accordance with the laws of the State of Ohio (excluding the laws applicable to conflicts or choice of law). This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.
     13. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:

DEVELOPERS DIVERSIFIED REALTY CORPORATION

By:	/s/ David E. Weiss

Print Name:	David E. Weiss

Title:	Sr. Vice President

3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: 216/755-5775
Facsimile: 216/755-1775
Attention: Chief Financial Officer

with a copy to:

3300 Enterprise parkway
Beachwood, Ohio 44122
Phone: 216/755-5650
Facsimile: 216/755-1560
Attention: General Counsel
[Signatures Continued on Following Page]

DDR PR VENTURES, LLC, S.E.

By:	/s/ David E. Weiss

Print Name:	David E. Weiss

Title:	Sr. Vice President

3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: 216/755-5775
Facsimile: 216/755-1775
Attention: Chief Financial Officer

with a copy to:

3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: 216/755-5650
Facsimile: 216/755-1560
Attention: General Counsel
[Signatures Continued on Following Page]

EXISTING LENDERS:

$44,500,000.00	KEYBANK NATIONAL ASSOCIATION,
Individually and as Administrative Agent

	By:	/s/ Kevin P. Murray

	Print Name:	Kevin P. Murray

	Title:	VP

127 Public Square
8th Floor
Cleveland, OH 44114
Phone: 216-689-7547
Facsimile: 216-689-4997
Attention: Kevin Murray

With a copy to:

127 Public Square
8th Floor
Cleveland, OH 44114
Phone: 216-689-4545
Facsimile: 216-689-4997
Attention: Dan Heberle
[Signatures Continued on Following Page]

$44,500,000.00	BANK OF AMERICA, N.A.,
Individually and as Syndication Agent
	By:	/s/ Michael W. Edwards

	Print Name:	Michael W. Edwards

	Title:	Senior Vice President

231 South LaSalle Street
Chicago, IL 60604
Phone: 312/828-5215
Facsimile: 312/974-4970
Attention: Ms. Cheryl Sneor
[Signatures Continued on Following Page]

$43,000,000.00	EUROHYPO AG, NEW YORK BRANCH,
Individually and as Documentation Agent

	By:	/s/ David Sarner

Print Name: David Sarner
	Title:	Director

and by:

	By:	/s/ John Hayes

Print Name: John Hayes

	Title:	Vice President

Head of Portfolio Operations
Eurohypo AG, New York Branch
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Phone: (212) 479-5700
Fax: (866) 267-7680

With a copy to:

Head of Legal Department
Eurohypo AG, New York Branch
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Phone: (212) 479-5700
Fax: (866) 267-7680
[Signatures Continued on Following Page]

$43,000,000.00	ING REAL ESTATE FINANCE (USA) LLC,
Individually and as Documentation Agent

	By:	/s/ Christopher Godlewski

Print Name: Christopher Godlewski
Title: Vice President

c/o Mayer Brown Rowe and Maw
350 South Grand Avenue, 25th Floor
Los Angeles, CA 90071
Phone: 213-621-3940
Facsimile: 212-883-2734
Attention: Mr. Christopher Godlewski
[Signatures Continued on Following Page]

$43,000,000.00	SCOTIABANC INC.,
Individually and as Documentation Agent

	By:	/s/ William E. Zarrett

	Print Name:	William E. Zarrett

	Title:	Managing Director

Scotiabanc Inc.
600 Peachtree Street, Suite 2700
Atlanta, GA 30308
Phone: 404-877-1504
Facsimile: 404-888-8998
Attention: William Zarrett, Managing Director

With a copy to:

The Bank of Nova Scotia
One Liberty Plaza, 25th Floor
New York, NY 10006
Phone: 212-225-5167
Facsimile: 212-225-5166
Attention: Mr. Robert Boese

[Signatures Continued on Following Page]

$35,000,000.00	CHARTER ONE BANK, N.A.

	By:	/s/ Florentina Djulvezen

Name: Florentina Djulvezen
Title: Vice-President

1215 Superior Avenue
Cleveland, Ohio 44114
Telephone: 216-277-0388
Facsimile: 216-277-4607
Attention: Mike Kauffman
[Signatures Continued on Following Page]

$30,000,000.00	HUNTINGTON NATIONAL BANK

	By:	/s/ Ryan Terrano

Name: Ryan Terrano
Title: Vice-President

917 Euclid Avenue CM17
Cleveland, Ohio 44115
Telephone: 216-515-0683
Facsimile: 216-515-6821
Attention: Ryan Terrano
[Signatures Continued on Following Page]

$30,000,000.00	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Mark H. Oldfield

Name: Mark H. Oldfield
Title: Vice President

1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115
Telephone: 216-623-5982
Facsimile: 216-241-0164
Attention: Anthony Yannucci
[Signatures Continued on Following Page]

$30,000,000.00	SUNTRUST BANK

	By:	/s/ W. John Wender

Name: W. John Wender
Title: Senior Vice President

8330 Boone Blvd., 8th Floor
Vienna, Virginia 22182
Telephone: 703-442-1563
Facsimile: 703-442-1570
Attention: W. John Wender
[Signatures Continued on Following Page]

$25,000,000.00	PNC BANK, NATIONAL ASSOCIATION,
Individually

	By:	/s/ Terri A. Wyda

Print Name: Terri A. Wyda
Title: Vice President

249 Fifth Avenue
19th Floor, P1-POPP-19-1
Pittsburgh, PA 15222
Phone: 412-768-9135
Facsimile: 412-762-6500
Attention: Mr. Michael E. Smith
[Signatures Continued on Following Page]

$25,000,000.00	WELLS FARGO BANK, N.A.

	By:	/s/ Scott S. Solis

Name: Scott S. Solis
Title: Vice-President

123 North Wacker Drive, Suite 1900
Chicago, Illinois 60606
Telephone: 312-269-4818
Facsimile: 312-782-0969
Attention: Scott S. Solis
[Signatures Continued on Following Page]

$25,000,000.00	UBS LOAN FINANCE LLC

	By:	/s/ Richard L. Tavrow

Print Name: Richard L. Tavrow
Title: Director

	By:	/s/ Irja R. Otsa

Print Name: Irja R. Otsa
Title: Associate Director

677 Washington Blvd.
Stamford, Connecticut 06901
Telephone: 203-719-0678
Facsimile: 203-719-3888
Attention: Iris Choi
[Signatures Continued on Following Page]

$25,000,000.00	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ David A. Buck

Print Name: David A. Buck Title: Senior Vice President

277 Park Avenue
New York, NY 10172
Phone: 212-224-4178
Facsimile: 212-224-4887
Attention: Mr. Charles J. Sullivan
[Signatures Continued on Following Page]

$20,000,000.00	BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH

	By:	/s/ Hector J. Gonzalez

Name: Hector J. Gonzalez Title: Vice-President

7 West 51st Street New York, New York 10019 Telephone: 212-445-1988 Facsimile: 212-245-4677 Attention: Hector J. Gonzalez
[Signatures Continued on Following Page]

$15,000,000.00	LASALLE BANK NATIONAL ASSOCIATION

	By:	/s/ Robert Goeckel

Name: Robert Goeckel Title: Vice President

135 South LaSalle Street Suite 1225 Chicago, Illinois 60603 Telephone: 312-904-4705 Facsimile: 312-904-6691 Attention: Robert Goeckel
[Signatures Continued on Following Page]

$10,000,000.00	THE NORTHERN TRUST COMPANY

	By:	/s/ Robert Wiarda

Name: Robert Wiarda Title: Vice President

50 S. LaSalle Chicago, Illinois 60675 Telephone: 312-444-3380 Facsimile: 312-444-7028 Attention: Robert Wiarda
[Signatures Continued on Following Page]

$7,000,000.00	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	/s/ Brian D. Beitz

Name: Brian D. Beitz Title: Vice-President

One Fountain Plaza, 12th Floor Buffalo, New York 14203 Telephone: 716-848-7337 Facsimile: 716-848-7318 Attention: Brian D. Beitz
[Signatures Continued on Following Page]

NEW LENDERS:

$30,000,000.00	THE BANK OF NEW YORK

	By:	/s/ Scott DeTraglia

	Print Name:	Scott DeTraglia

	Title:	Vice President

One Wall Street 15th Floor New York, New York 10286
	Telephone: Facsimile: Attention:	(212) 635-1143 (212) 635-1698 Richard W. Katz
[Signatures Continued on Following Page]

$25,000,000.00	REGIONS BANK

	By:	/s/ Lori Hatcher

	Name:	Lori Hatcher

	Title:	Assistant Vice President

1900 5th Avenue North, 15FL
Birmingham, AL 35203
Telephone: 205-326-5465
Facsimile: 205-264-5456
Attention: Lori Hatcher